                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) April 16, 1998


                                REGENCY BANCORP
            (Exact name of registrant as specified in its charter)


           California                   33-82150              77-0378956
 (State or other jurisdiction   (Commission File Number)    (IRS Employer
        of incorporation)                                 Identification No.)



7060 N. Fresno, Fresno, California                                 93720
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:   (209) 438-2600


                                Not Applicable
        (Former name or former address, if changed since last report).




                                                              Page 1 of 4 pages


                                                The Exhibit Index is on Page 4.

Item 5.   OTHER EVENTS.

          The Registrant issued a press release dated April 16, 1998 announcing its 1st quarter results, which states earnings of $519,000 or $0.20 per share in the first quarter of 1998. The foregoing is qualified by reference to the press release attached as exhibit 99.1

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS.

          Not Applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          Not Applicable.

     (c)  EXHIBITS.

          (99.1)    Press Release dated April 16, 1998

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   REGENCY BANCORP




Date:     April 16, 1998                /s/ STEVEN R. CANFIELD
                                        ----------------------
                                        Steven R. Canfield
                                        EVP & CFO

                                 EXHIBIT INDEX


Exhibit No.                             Description
-----------                             -----------
99.1            Press Release dated April 16, 1998
